Filed under Rule 497(e)

Registration No. 333-53589

VALIC Company II

(the “Trust”)

Supplement dated August 16, 2016 to the Statement of Additional Information (“SAI”)

dated January 1, 2016, as supplemented and amended to date

Effective August 1, 2016, Matthew J. Hackethal has been appointed as the Trust’s Acting Chief Compliance Officer. Accordingly, the “Officers” table beginning on page 83 of the section entitled “Management of VC II” is amended by deleting the information relating to Katherine Stoner and amending the information relating to Matthew J. Hackethal as follows:

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
MATTHEW J. HACKETHAL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: 44	Acting Chief Compliance Officer; Anti-Money Laundering (“AML”) Compliance Officer	2007- Present	Acting Chief Compliance Officer (2016-present); Chief Compliance Officer, SAAMCo (2007-Present); and Vice President (2011-Present), SAAMCo	N/A	N/A

Capitalized terms used but not defined herein shall have the meaning assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.